QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No.1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2003

MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12367 (Commission File Number)	22-2906244 (I.R.S. Employer Identification Number)

2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (773) 961-2222

Item 5.    Other Events and Regulation FD Disclosure.

        On April 29, 2003, we filed a report on Form 8-K, which included a press release announcing our fourth quarter and full-year financial results.

  USE OF NON-GAAP FINANCIAL INFORMATION

        The press release issued April 29, 2003 contained certain non-GAAP financial measures. As required by Regulation G promulgated by the Securities and Exchange Commission, detailed reconciliations of these non-GAAP financial measures to comparable GAAP measures are included in the following Tables I-V. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Management uses these non-GAAP measures to report results that exclude certain restructuring and other charges associated with asset impairments, employee severance costs and expenses relating to the closing and consolidation of facilities (all of which charges and expenses are not incurred directly for the development and publishing of games we sell or expect to sell), to provide management with useful supplemental information concerning our operating results without those charges and expenses, to facilitate internal comparisons to our historical operating results (without regard to those charges or other charges not directly relating to the development and publishing of games we sell or expect to sell, which may have been taken in other periods or which may have no similar charges), in making operating decisions, for budget planning and to facilitate comparison of our performance with the performance of our competitors who may not have incurred similar charges. Non-GAAP financial measures are not recognized measures for financial statement presentation under GAAP and should not be regarded as a replacement for corresponding GAAP measures. In addition, these non-GAAP measures may be different from non-GAAP measures used by other companies and may be different from non-GAAP measures presented by us in other periods. Management compensates for these limitations to using these non-GAAP measures by disclosing the methodology of calculating the non-GAAP measures and by according the non-GAAP financial measures less weight than it accords to GAAP financial measures.

        The non-GAAP financial measures in our April 29, 2003 announcement include calculations of non-GAAP net loss and non-GAAP pre-tax loss. These non-GAAP measures were referred to as "pro forma" in the press release but are referred to in this Item 5 as "non-GAAP". These non-GAAP financial measures excluded from GAAP results restructuring and other charges associated with asset impairments, employee severance costs, and expenses relating to the closing of facilities (all of which charges and expenses are not incurred directly for the development and publishing of games we sell or expect to sell). These excluded charges for the quarter ending March 31, 2003 are specifically associated with the consolidation of product development operations in California. Management believes presenting non-GAAP measures of results of operations for this period, without regard to restructuring charges, provides supplemental information for investors relating directly to the development and publishing of games we sell or expect to sell, including cost structure, profitability and cash flow, without regard to the restructuring events or other costs and expenses not directly related to our development and publishing of games we sell or expect to sell. Management also believes this supplemental information is useful to investors for comparing our operations from period to period as well as to competitors' operations who may not have had similar charges. Management believes the consolidation of California product development operations will be substantially completed by year-end 2003 and the financial impact of the consolidation to be immaterial by year-end 2003.

        The April 29, 2003 press release also presented non-GAAP measures of our results of operations ended March 31, 2002. The March 31, 2002 non-GAAP measures include calculations of non-GAAP net loss and non-GAAP pre-tax loss. These non-GAAP financial measures excluded from GAAP results restructuring and other charges associated with asset impairments, employee severance costs, and expenses relating to the closing of facilities (all of which do not directly relate to the development and publishing of games we sell or expect to sell). Specifically, these excluded charges are associated with the consolidation of administrative facilities from Corsicana, Texas to Chicago, Illinois and Milpitas, California. Management believes presenting non-GAAP results of operations for these periods provides insight for investors into our operations and financial performance without regard to the restructuring events, including cost structure, profitability and cash flow. Management also believes this supplemental information is useful to investors for comparing our operations from period to period as well as for comparing our operations to those of our competitors' who may not have had similar charges. The consolidation of the facilities from Corsicana, Texas was substantially completed by year-end 2002 and the financial impact of this consolidation was immaterial by year-end 2002.

        The April 29 press release also included Management guidance regarding anticipated revenues and earnings at that time (both GAAP and non-GAAP) for the three-months ending June 30, 2003 and twelve-months ending December 31, 2003. The non-GAAP earnings measures for these periods excluded from GAAP results the restructuring and other charges associated with asset impairments, employee severance costs, and expenses relating to the closing of facilities (all of which do not relate directly to the development and publishing of games we sell or expect to sell). These excluded charges are specifically associated with the consolidation of product development operations in California. Management believes presenting non-GAAP measures of results of operations for these periods provides insight for investors into our operations and financial performance, without regard to the restructuring activities, including cost structure, profitability and cash flow. Management also believes this supplemental information is useful to investors for comparing our operations from period to period as well as to competitors' operations who may not have incurred similar charges. Management believes the consolidation of California product development operations will be substantially completed by year-end 2003 and the financial impact of the consolidation to be immaterial by year-end 2003.

  FIRST QUARTER RESULTS

        The first quarter 2003 GAAP net loss was $9.3 million compared with a first quarter 2002 GAAP net loss of $6.4 million. The first quarter 2003 non-GAAP net loss was $7.4 million or $0.16 per share excluding $1.9 million of net restructuring charges primarily associated with the consolidation of product development operations in California. This compares with a first quarter 2002 non-GAAP net loss of $5.1 million or $0.12 per share excluding $1.3 million of restructuring and other charges associated with the consolidation of administrative facilities from Corsicana, Texas.

        The GAAP pre-tax loss for the first quarter of 2003 was $8.4 million. The non-GAAP pre-tax loss for the first quarter of 2003 was $6.5 million. A reconciliation of GAAP to non-GAAP pre-tax loss is included in the accompanying financial tables.

  GUIDANCE

        On April 29, 2003, Midway expected revenue of between $7.0 million and $11.0 million for the second quarter 2003. The Company expected a GAAP net loss of between $16.0 million and $18.0 million in the second quarter 2003. The Company expected a non-GAAP net loss of between $13.0 million and $15.0 million in the second quarter 2003, excluding from GAAP results approximately $3.0 million of restructuring charges associated with the consolidation of product development operations in California.

        On April 29, 2003, Midway expected revenues of between $200.0 million and $230.0 million for the year ending December 31, 2003, an approximately 4% to 20% increase over 2002 revenues. The Company expected a GAAP net loss for the year ending December 31, 2003 of between $7.6 million and $25.6 million. The Company expected a non-GAAP net loss for the year ending December 31, 2003 of between $2.7 million and $20.7 million, excluding from GAAP results approximately $4.9 million of charges primarily associated with the consolidation of product development operations in California.

        The following Tables I-V present results of operations for the first quarter 2003, non-GAAP results of operations for the first quarter 2003, reconciliations of non-GAAP financial measures to comparable GAAP measures, and Management's financial guidance for the three-months ended June 30, 2003 and twelve months ended December 31, 2003 as of April 29, 2003.

TABLE I.

MIDWAY GAMES INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three-Months Ended March 31,
	2003	2002(1)
Revenues:
Home video	$45,826	$30,265
Coin-operated video	—	742

Total revenues	45,826	31,007
Cost of sales:
Home video — product costs and distribution	21,764	10,258
Home video — royalties and product development	9,139	8,060

Home video — total cost of sales	30,903	18,318
Coin-operated video	—	434

Total cost of sales	30,903	18,752

Gross profit	14,923	12,255
Research and development expense	5,848	5,870
Selling and marketing expense	7,061	6,981
Administrative expense	3,975	5,083 (2)
Restructuring and other charges	6,627 (3)	1,210 (4)

Operating loss	(8,588)	(6,889)
Interest income and other expense, net	232	480

Loss before tax	(8,356)	(6,409)
Provision for income taxes	961	—

Net Loss	(9,317)	(6,409)
Preferred stock dividends:
Distributed	130	531
Imputed	153	1,993

Loss applicable to common stock	$(9,600)	$(8,933)

Basic and diluted loss per share of common stock	$(0.21)	$(0.20)

Average number of shares outstanding	46,469	43,677

(1)
Certain 2002 amounts have been reclassified to reflect current period presentation.

(2)
The Company recorded charges of $123,000 during the three-months ended March 31, 2002 relating to the closing of administrative facilities located in Corsicana, TX. The administrative operations were consolidated with existing operations in Chicago, IL and Milpitas, CA.

(3)
The Company incurred restructuring and other charges during the three-months ended March 31, 2003 primarily relating to the termination of certain games in development associated with the Company's California product development operations.

(4)
The Company incurred a restructuring charge during the three-months ended March 31, 2002 relating to the closing of administrative facilities located in Corsicana, TX. The administrative operations were consolidated with existing operations in Chicago, IL and Milpitas, CA.

TABLE II.

MIDWAY GAMES INC.
Non-GAAP Condensed Consolidated Statements of Operations(1)
(in thousands, except per share amounts)
(unaudited)

	Three-Months Ended March 31,
	2003	2002(2)
Revenues:
Home video	$45,826	$30,265
Coin-operated video	—	742

Total revenues	45,826	31,007
Cost of sales:
Home video — product costs and distribution	21,764	10,258
Home video — royalties and product development	9,139	8,060

Home video — total cost of sales	30,903	18,318
Coin-operated video	—	434

Total cost of sales	30,903	18,752

Gross profit	14,923	12,255
Research and development expense	5,848	5,870
Selling and marketing expense	7,061	6,981
Administrative expense	3,975	4,960
Restructuring and other charges	4,729	—

Operating loss	(6,690)	(5,556)
Interest income and other expense, net	232	480

Loss before tax	(6,458)	(5,076)
Provision for income taxes	961	—

Net Loss	$(7,419)	$(5,076)

Basic and diluted loss per share of common stock	$(0.16)	$(0.12)

Average number of shares outstanding	46,469	43,677

(1)
Non-GAAP condensed consolidated statements of operations exclude items listed on the following table.

(2)
Certain 2002 amounts have been reclassified to reflect current period presentation.

TABLE III.

MIDWAY GAMES INC.
Reconciliation of GAAP to Non-GAAP Net Loss (1)
(in thousands, except per share amounts)
(unaudited)

	Three-Months Ended March 31,
	2003		2002
GAAP net loss	$(9,317)		$(6,409)
Administrative expense	—		123 (2)
Restructuring and other charges:
Consolidation of California product development operations	2,057	(3)	—
Consolidation of administrative facilities	(86	)(4)	1,210 (5)
Downsizing of coin-operated videogame business	(73	)(6)

Non-GAAP net loss	$(7,419)		$(5,076)

Non-GAAP basic and diluted loss per share of common stock	$(0.16)		$(0.12)

Average number of shares outstanding	46,469		43,677

(1)
This table reconciles net loss presented in accordance with Generally Accepted Accounting Principles to net loss excluding items set forth in the table.

(2)
The Company recorded charges of $123,000 during the three-months ended March 31, 2002 related to the closing of administrative facilities located in Corsicana, TX. The administrative operations were consolidated with existing operations in Chicago, IL and Milpitas, CA. This item appears in the consolidated statement of operations in the administrative expense line item.

(3)
The Company incurred restructuring charges of $2,057,000 during the three-months ended March 31, 2003 relating to the consolidation of California product development operations.

(4)
The Company reduced $86,000 of the 2002 restructuring charge related to the closing of administrative facilities located in Corsicana, TX during the three-months ended March 31, 2003.

(5)
The Company incurred restructuring charges of $1,210,000 during the three-months ended March 31, 2002 related to the closing of administrative facilities located in Corsicana, TX. The administrative operations were consolidated with existing operations in Chicago, IL and Milpitas, CA.

(6)
The Company reduced $73,000 of the 2001 restructuring charge related to the downsizing of the coin-operated videogame business during the three-months ended March 31, 2003.

TABLE IV.

MIDWAY GAMES INC.
Reconciliation of GAAP to Non-GAAP Pre-Tax Loss (1)
(in thousands, except per share amounts)
(unaudited)

	Three-Months Ended March 31,
	2003		2002
GAAP pre-tax loss	$(8,356)		$(6,409)
Administrative expense	—		123	(2)
Restructuring and other charges:
Consolidation of California product development operations	2,057	(3)	—
Consolidation of administrative facilities	(86	)(4)	1,210	(5)
Downsizing of coin-operated videogame business	(73	)(6)

Non-GAAP pre-tax loss	$(6,458)		$(5,076)

(1)
This table reconciles pre-tax loss presented in accordance with Generally Accepted Accounting Principles to pre-tax loss excluding items set forth in the table.

(2)
The Company recorded charges of $123,000 during the three-months ended March 31, 2002 related to the closing of administrative facilities located in Corsicana, TX. The administrative operations were consolidated with existing operations in Chicago, IL and Milpitas, CA. This item appears in the consolidated statement of operations in the administrative expense line item.

(3)
The Company incurred restructuring charges of $2,057,000 during the three-months ended March 31, 2003 relating to the consolidation of California product development operations.

(4)
The Company reduced $86,000 of the 2002 restructuring charge related to the closing of administrative facilities located in Corsicana, TX during the three-months ended March 31, 2003.

(5)
The Company incurred restructuring charges of $1,210,000 during the three-months ended March 31, 2002 related to the closing of administrative facilities located in Corsicana, TX. The administrative operations were consolidated with existing operations in Chicago, IL and Milpitas, CA.

(6)
The Company reduced $73,000 of the 2001 restructuring charge related to the downsizing of the coin-operated videogame business during the three-months ended March 31, 2003.

TABLE V.

        The financial guidance in this table reflects Management's anticipated results as of April 29, 2003.

MIDWAY GAMES INC.
Reconciliation of GAAP to Non-GAAP Earnings Guidance Range(1)
(in millions, except per share amounts)
(unaudited)

	Three-Months Ending June 30, 2003
Revenue	$11.0	$7.0

GAAP net loss	$(16.0)	$(18.0)
Restructuring and other charges primarily associated with the consolidation of product development operations in California	3.0	3.0

Non-GAAP net loss	$(13.0)	$(15.0)

	Twelve-Months Ending December 31, 2003
Revenue	$230.0	$200.0

GAAP net loss	$(7.6)	$(25.6)
Restructuring and other charges primarily associated with the consolidation of product development operations in California	4.9	4.9

Non-GAAP net earnings (loss)	$(2.7)	$(20.7)

(1)
This table reconciles earnings guidance presented in accordance with Generally Accepted Accounting Principles to earnings guidance excluding items set forth in the table for the three-months ending June 30, 2003 and twelve-months ending December 31, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
September 8, 2003	By:	/s/ DAVID F. ZUCKER David F. Zucker President and Chief Executive Officer

QuickLinks

  Item 5. Other Events and Regulation FD Disclosure.
SIGNATURE